EXHIBIT 32.1    CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 906
------------    OF SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Long Island Financial Corp., (the Company) on Form 10-Q for the period ended March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Douglas
C. Manditch, President & Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                            /s/ Douglas C. Manditch
                                            ------------------------------------
                                            Douglas C. Manditch
                                            President & Chief Executive Officer
                                            May 13, 2005